SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
 -------------------------------------------------------------------------------
                                  May 10, 1999


                         STATEFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                           Delaware 0-22790 42-1410788
--------------------------------------------------------------------------------
               (State or other (Commission File No.) (IRS Employer
                         jurisdiction of Identification
                             incorporation) Number)


                  519 Sixth Avenue, Des Moines, Iowa 50309-2473
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 282-0236
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On May 10, 1999, the Registrant issued the attached press release.


Item 7.  Financial Statements and Exhibits

         (a)      Exhibits

                  99       Press release, dated May 10, 1999


































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



                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           STATEFED FINANCIAL CORPORATION




Date:    May 14, 1999                      By:  /s/ JOHN F. GOLDEN
         --------------------                   --------------------------------
                                                John F. Golden, President and
                                                Chief Executive Officer




























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

                                                                      EXHIBIT 99

StateFed Financial Corporation
519 Sixth Avenue
Des Moines, Iowa  50309-2473



                                  NEWS RELEASE

John F. Golden
Chairman of the Board,                            FOR IMMEDIATE RELEASE
President & Chief                                 ---------------------
Executive Officer                                     May 10, 1999
StateFed Financial Corporation               FOR FURTHER INFORMATION CONTACT:
519 Sixth Avenue                             --------------------------------
Des Moines, Iowa  50309                           Andra K. Black
515-282-0236                                      Executive Vice President
                                                           515-282-0236


                         STATEFED FINANCIAL CORPORATION
                            ANNOUNCES BYLAW AMENDMENT

     (May 10, 1999) - StateFed Financial Corporation (NASDAQ: "SFFC"), parent of State Federal Savings and Loan Association, Des Moines, Iowa, today announced that its Board of Directors amended the Company's bylaws to require stockholders to provide the Company with 60 days notice rather than 30 days for business to be brought at the annual meeting and for director nominations.